Exhibit 10.2

SALE AND PURCHASE AGREEMENT

      THIS AGREEMENT is made as of the Effective Date below by and between the undersigned Seller ("Seller" or the "Company") and the undersigned Investor ("Investor" and with Seller, the "Parties"), on the signature page hereof, for the express purpose stated.

W I T N E S S E T H:

WHEREAS, the Investor, to provide the Company with additional resources to conduct its business, the Investor is willing to loan to the Company in one or more disbursements up to an aggregate amount of $100,000.00, subject to the conditions specified herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties and trading company agree as follows:

1.	The Loan. Subject to the terms of this Agreement, the Investor agrees to lend to the Company at the Closing (as hereinafter defined) the amount stated above against the issuance and delivery by the Company of a convertible promissory note for such amount, in substantially the form attached hereto as Exhibit A (a "Note"). The closing of the sale and purchase of the Notes (the "Closing") shall be held on the Effective Date, or at such other time as the Company and Investor may mutually agree (such date is hereinafter referred to as the "Closing Date"). At any time on or before the 10th day following the Closing, the Company may sell Notes representing up to the balance of the authorized principal amount not sold at the Closing (the "Additional Investor"). All such sales made at any additional closings (each an "Additional Closing") shall be made on the terms and conditions set forth in this Agreement and (i) the representations and warranties of the Company set forth in Section 7 hereof shall speak as of the Closing and the Company shall have no obligation to update any disclosure related thereto, and (ii) the representations and warranties of the Additional Investor in Section 7 hereof shall speak as of such Additional Closing. This Agreement may be amended by the Company without the consent of the Investor to include any Additional Investor upon the execution by such Additional Investor of a counterpart signature page hereto. Any Notes sold pursuant to this Section 1 shall be deemed to be "Notes," for all purposes under this Agreement and any Additional Investor thereof shall be deemed to be "Investor" for all purposes under this Agreement. At the Closing, (i) Investor shall deliver to the Company a check or wire transfer funds in the amount of Investor's Loan Amount; and (ii) the Company shall issue and deliver to the Investor a Note in favor of the Investor payable in the principal amount of the Investor's Loan Amount. The Company shall pay any and all legal fees that may be incurred or charged in connection with the issuance of shares of the Company's Common Stock to the Holder arising out of or relating to the conversion of this Note.

2.	Seller Bound. Company hereby accepts the foregoing PURCHASE and transfer and promises to be bound by and upon all the covenants, agreements, terms and conditions set forth therein.

3.	Benefit and PURCHASEs. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided that no party shall assign or transfer all or any portion of this Agreement without the prior written consent of the other party, and any such attempted PURCHASE shall be null and void and of no force or effect.

4.
Representations. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization of the Loan Documents and the execution, delivery and performance of all obligations of the Company under the Loan Documents, including the issuance and delivery of the Notes and the reservation of the equity securities issuable upon conversion of the Notes (collectively, the "Conversion Securities") has been taken or will be taken prior to the issuance of such Conversion Securities.  The Loan Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The Conversion Securities, when issued in compliance with the provisions of the Loan Documents will be validly issued, fully paid and non-assessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

5.	Right of First Refusal. The buyer shall have no right of first refusal on subsequent financing transactions.

6.
Waiver. Any party hereto shall have the right to waive compliance by the other of any term, condition or covenant contained herein. Such waiver shall not constitute a waiver of any subsequent failure to comply with the same or any different term, condition or covenant. No waiver, however, is valid unless in writing and the other Party is notified of same, except if the waiver is from the assignee and relates to any dealing between the trading company and the Assignee in which case notice to the Seller is not relevant.

7.
Applicable Law and Venue. The laws of the State of New York, without reference to conflict of laws principles, shall govern this Agreement and the sole venue for any suit relating hereto shall be a court in New York County, New York.

8.
Further Representations. The Investor and Company represent they are both (1) an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated in relation to the Securities Act of 1933, as amended, and (2) sophisticated and experienced in making investments, and (3) capable, by reason of their business and financial experience, of evaluating the relative merits and risks of an investment in the securities, and (4) they are able to afford the loss of investment in the securities. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular. From and after the date of this Agreement, Company agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto. Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties shall be the last known address of the party. The Company agrees to co-operate in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto. Representations of the Seller shall survive the closing of this Agreement.

9.	Headings. The paragraph headings of this Agreement are for convenience of reference only and do not form a part of the terms and conditions of this Agreement or give full notice thereof.

10.
Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without HDSI validating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not HDSI validate or render unenforceable such provision in any other jurisdiction.

11.
Entire Agreement. This Agreement contains the entire understanding between the parties, no other representations, warranties or covenants having induced either party to execute this Agreement, and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof. This Agreement may not be amended or modified in any manner except by a written agreement duly executed by the party to be charged, and any attempted amendment or modification to the contrary shall be null and void and of no force or effect.

12.
Joint Drafting. The parties agree that this Agreement hereto shall be deemed to have been drafted jointly by all parties hereto, and no construction shall be made other than with the presumption of such joint drafting. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument. In lieu of the original documents, a facsimile transmission or copy of the original documents shall also be as effective and enforceable as the original.

13.
It is hereby agreed that in the event any Installment Payment noted above is not paid by Bank transfer within 10 days of the Due Date, for any reason, then at the option of the Company this agreement may be immediately cancelled and sent to HGT Capital, LLC in writing to reflect an PURCHASE amount of the amount actually paid to date of cancellation. Upon cancellation of PURCHASE made under this agreement, the Note and the debt under the note will revert back to the Seller and the Seller has the right to treat this Agreement as rescinded and to revert to all its rights under the Assigned Loan Agreement. Upon the rescission of this Agreement, any installments it has paid to the Seller shall be applied towards debt.

Each of the parties hereto has caused this SALE and PURCHASE Agreement to be executed as of Effective Date below.

Effective Date:  04/15/2015

Amount of Debt: $100,000.00
Payable as follows: $50,000.00 upon the Investor's Clearing Firm's approval with the second tranche of $50,000.00 payable at the Investor's discretion over the next 12 months.

Name of Trading Company: HDS International Corp. ("HDSI")

Debt Conversion Feature: The Investor shall be permitted to convert any portion of the convertible note at any time after the Maturity Date until this Note is no longer outstanding, this Note, including interest and principal, shall be convertible into shares of Common Stock at a discount of 50% off the average of the three lowest closing bid prices during the prior 20 trading days to the conversion.

Name of Investor: HGT Capital, LLC

Investor: HGT Capital, LLC		Company: HDS International Corp.

By:	SYLVESTER GBEWONYO JR	By:	PAUL RAUNER

Print Name:	Sylvester Gbewonyo Jr	Print Name:	Paul Rauner

PURCHASE and Assumption Agreement between HDS International Corp. and HGT
Capital, LLC Dated 04/15/2015

In connection with the above referenced agreement and exhibits and related agreements and instruments, herein the Agreement, and any present and any future conversion requests of HGT Capital, LLC ("HGT") we irrevocably confirm:

1.
HDS International Corp. ("HDSI") is not, and has not in the last 12 months been, a shell issuer as described in   Rule 144 promulgated with reference to the Securities Act of 1933, as amended (the "Securities Act") nor is or was a "shell" as otherwise commonly understood;

2.
HDS International Corp. is, unless noted "Not Applicable," subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This is not applicable to HDS International Corp.

3.
HDS International Corp. has to the extent it has been subject to Exchange Act requirements for filing reports, filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months and or has filed with the trading exchange or over the counter disclosure system all such reports and information to be deeded current in all public reporting;

4.
HDS International Corp. is now and will remain current with all obligations with its stock transfer agent, OTC Markets and its State of incorporation. Your company and officers and owners and affiliates are not officers, Directors or material shareholders of HDS International Corp. or affiliates of HDS International Corp. HGT is not an affiliate.

5.
Any and all approvals needed in relation to the above referenced Agreement, this letter, for the assistance of our transfer agent, etc., is obtained. The Agreement reflects, among other things, conversion rights we otherwise afford to the non-affiliate debt holders.

Representations herein survive the issuance or closing of any instrument or matter, and we will cooperate as needed to give effect to and protect your rights including as to the transfer agent and you may rely upon these promises and representations.

Effective Date: 04/15/2015

Very truly yours,

	By:	PAUL RAUNER
	Name:	Paul Rauner
	Title:	Chief Executive Office

Resolution approved by the Board of Directors of HDS International Corp.
UNANIMOUS CONSENT IN LIEU OF A SPECIAL
MEETING OF DIRECTORS OF
HDS International Corp.

The undersigned, being all of the directors of HDS International Corp., a corporation of the State of Nevada, (the "Corporation"), do hereby authorize and approve the actions set forth in the following resolutions without the formally of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:

RESOLVED: That the officers of this Corporation are authorized and directed to Enter into the SALE and Purchase Agreement in the amount of $100,000.00 with HGT Capital, LLC, dated 04/15/2015 to provide conversion features in which the assignee shall be permitted to convert any portion of the assigned debt at any time after the Maturity Date until this Note is no longer outstanding. This Note, including interest and principal, shall be convertible into shares of Common Stock at a discount of 50% off the average of the three lowest closing bid prices during the prior 20 trading days to each conversion.

RESOLVED: that the officers of this Corporation herby certify this corporation has never been a blank check shell; and

FURTHER RESOLVED, that each of the officers of the Corporation be, and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as a majority of the direction of HDS International Corp.

Dated: 04/15/2015

By:	PAUL RAUNER
Name:	Paul Rauner
Title:	Chief Executive Office

CONVERSION NOTICE

The undersigned hereby elects to convert the attached Convertible Note into free trading shares of common stock (the "Common Stock"), of HDS International Corp. (the "Company") according to the conditions hereof, as of the date written below. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion request:

_______________________
Date to Effect Conversion

_______________________
Number of FREE-trading shares of Common Stock to be Issued

_______________________
Principal Amount Converted

This Note, including interest and principal, shall be convertible into shares of Common Stock at a discount of 50% off the average of the three lowest closing bid prices during the prior 20 trading days to each conversion.

Applicable Conversion Price:

_______________________
Principal Amount Remaining

WE HEREIN CERTIFY that HGT Capital does not and will not own more than 9.99% or more of the Company's Common Stock after the above conversion.

HGT Capital, LLC

By: ___________________________
       Sylvester Gbewonyo Jr

Certificate can be registered to:

HGT Capital, LLC.

INVESTOR'S NON-AFFILIATE LETTER

April 15, 2015

RE:              HDS International Corp. ("Company") and HGT CAPITAL, LLC ("Investor")

To Whom It May Concern:

This letter is to confirm to you that I, HGT CAPITAL, LLC, am not now, and have not been during the preceding 90 days, an officer, director, 9.99% or more shareholder of the Company, or in any other way an "affiliate" of the Company (as that term is defined in Rule 144(a)(l) of the Securities Act of 1933). This representation includes any conversion or exchange rights to equity in the Company, if any, that I may own or did own during the preceding 90 days, and that the exercise of same, will not cause me to become an "affiliate" of the Company.

Sincerely,

HGT CAPITAL, LLC

SYLVESTER GBEWONYO JR______
Sylvester Gbewonyo Jr
Managing Partner

DISBURSEMENT REQUEST

HGT CAPITAL, LLC hereby request disbursement of funds in the amount and manner described below.

Please disburse to:	HDS INTERNATIONAL CORP.
9272 Olive Road
St Louis, MO 63132

Amount to disburse:	$47,500.00
Form of distribution:	Wire Payee:

Bank Name:	Triad Bank
Bank Address:	10375 Clayton Road, St Louis, MO 63131
Bank Phone #:	314.993.4333
Bank Fax #:	314.993.4334
ABA:	*****
SWIFT CODE:	*****
Account #:	*****

Total: $47,500.00

HDS International Corp.

By:	PAUL RAUNER		Dated:	April 15, 2015
	Name:	Paul Rauner
	Title:	Chief Executive

HGT Capital, LLC

			Dated:	April 15, 2015

By:	SYLVESTER GBEWONYO JR
	Name:	Sylvester Gbewonyo Jr
	Title:	Managing Partner

*****                          Account information omitted.

EXHIBIT A

****** ORIGINAL PROMISSORY NOTE ATTACHED*****